UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2005

Date of Report (Date of earliest event reported)

E.PIPHANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27183	77-0443392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Concar Drive, San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 356-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On September 15, 2005, E.piphany, Inc., issued a press release announcing the declaration of a special cash distribution of $2.13 per share pursuant to the terms of its pending merger with a wholly-owned subsidiary of SSA Global Technologies, Inc. The special cash distribution is subject to completion of the merger. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release issued by E.piphany, Inc., dated September 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.PIPHANY, INC.

/S/ KEVIN J. YEAMAN
Kevin J. Yeaman
Chief Financial Officer

Date: September 15, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by E.piphany, Inc., dated September 15, 2005